EXHIBIT  23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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R. E. BASSIE & CO.,
CERTIFIED PUBLIC ACCOUNTANTS


                        6776 Southwest Freeway, Suite 580
                            Houston, Texas 77074-2115
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                     Tel: (713) 266-0691 Fax: (713) 266-0692
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                            E-Mail: Rebassie@aol.com
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Calypso Wireless, Inc.
Miami Lakes, Florida

We  hereby  consent  to  the  incorporation  by  reference  in this Registration
Statement on Form S-8 of our report dated October 2, 2002, relating to the consolidated financial statements of Calypso Wireless, Inc., appearing in the
                                                                             ---
Company's  Annual  Report  on Form 10-KSB for the fiscal year ended December 31,
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2001.

/s/ R. E. BASSIE & CO.
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Houston, Texas

October 7, 2002
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